Exhibit 99.2

Unaudited Pro Forma Combined Condensed Financial Statements
of Deep Down, Inc. and Mako Technologies, Inc.

Deep Down, Inc.
Unaudited pro forma combined condensed financial statements of Deep Down, Inc. and Mako Technologies, Inc.

The following unaudited pro forma combined condensed financial statements are based on the historical financial statements of Mako and Deep Down after giving effect to the acquisition of Mako.  The unaudited pro forma condensed combined balance sheet as of September 30, 2007 is presented to give effect to the acquisition as if it occurred on September 30, 2007.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2007 and the period from inception, June 29, 2006 to December 31, 2006, respectively, are presented as if the acquisition had taken place on January 1, 2006 by combining the historical results of Mako and Deep Down.

The pro forma information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, or is it intended to be a projection of future results.  The unaudited pro forma results were as follows:

Deep Down, Inc. Unaudited Pro Forma Combined Condensed Balance Sheet
As of September 30, 2007

	Historical		Purchase
	Deep	Historical	Accounting		Pro Forma
	Down, Inc.	Mako, Inc.	Entries		Entries		Combined
Assets
Cash and equivalents	$1,062,436	$183,065	$-		$(5,000,000)	(d)	$1,849,501
					5,604,000	(c)
Accounts receivable	3,388,058	1,545,889	-		-		4,933,947
Prepaid expenses and other current assets	1,138,157	225,052	(65,590)	(a/b)	-		1,297,619
Work in progress	1,935,643	234,745	-		-		2,170,388
Total current assets	7,524,294	2,188,751	(65,590)		604,000		10,251,455
Property and equipment, net	1,760,888	2,074,014	1,203,485	(a)			5,038,387
Other assets, net of accumulated amortization	1,085,924	545	-		261,946	(c)	1,348,415
Intangibles	-	-	4,669,000	(a)			4,669,000
Goodwill	7,279,075	-	5,077,918	(a)			12,356,993
Total assets	$17,650,181	$4,263,310	$10,884,813		$865,946		$33,664,250

Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities	$3,598,562	$796,508	$-		$-		$4,395,070
Deferred revenue	-	-	-		-		-
Other current liabilities	74,480	-	123,369	(b)	-		197,849
Deferred tax liabilities	-	570,873	(609,405)	(a)	-		(38,532)
Payable to shareholders	-	-	13,565,080	(a/b)	(13,565,080)	(d)	-
Current portion of long-term debt	560,000	605,158	555,365	(a)	-		1,720,523
Total current liabilities	4,233,042	1,972,539	13,634,409		(13,565,080)		6,274,910
Long-term debt, net of accumulated discount	4,885,893	285,367	(555,365)	(a)	5,820,000	(c)	10,435,895

Series E redeemable exchangeable preferred stock, face value and liquidation preference of $1,000 per share, no dividend preference, authorized 10,000,000 aggregate shares of all series of Preferred stock 1,750 issued and outstanding, respectively	1,365,975	-	-		-		1,365,975
Total liabilities	10,484,910	2,257,906	13,079,044		(7,745,080)		18,076,780

Temporary equity:

Series D redeemable convertible preferred stock, $0.01 par value, face value and liquidation preference of $1,000 per share, no dividend preference, authorized 10,000,000 aggregate shares of all series of Preferred stock 5,000 issued and outstanding	4,419,244	-	-		-		4,419,244
Total temporary equity	4,419,244	-	-		-		4,419,244

Stockholders' equity:
Series C convertible preferred stock, $0.001 par value, 7% cumulative dividend, authorized 10,000,000 aggregate shares of all series of Preferred stock 22,000 shares issued and outstanding, respectively	22	-	-		-		22
Common stock, $0.001 par value, 490,000,000 shares authorized, 70,120,171 and 81,390,712 shares issued and outstanding, respectively	70,120	3,000	(3,000)	(a)	11,270	(d)	81,390
Paid in capital	4,939,525	-	-		8,553,810	(d)	13,539,281
					45,946	(c)	-
Accumulated deficit	(2,263,640)	2,002,404	(2,191,231)	(a)	-		(2,452,467)
Total stockholders' equity	2,746,027	2,005,404	(2,194,231)		8,611,026		11,168,225
Total liabilities and stockholders' equity	$17,650,181	$4,263,310	$10,884,813		$865,946		$33,664,250

See accompanying notes to unaudited pro forma combined condensed financial statements.

Deep Down, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations
For the Nine Months Ended September 30, 2007

	Historical	Historical			Combined
	Deep Down, Inc.	Mako, Inc.	Pro Forma		Pro Forma
	September 30, 2007	September 30, 2007	Entries		Results

Revenues	$12,128,737	$4,291,262	-		$16,419,999
Cost of sales	8,098,001	1,833,323	-		9,931,324

Gross profit	4,030,736	2,457,939	-		6,488,675

Operating expenses:
Selling, general & administrative	2,712,997	1,661,822	-		4,374,819
Depreciation and amortization	247,503	351,439	258,161	(f)	857,103
Total operating expenses	2,960,500	2,013,261	258,161		5,231,922

Operating income (loss)	1,070,236	444,678	(258,161)		1,256,753

Other income (expense):
Other income (expense)	15,052	(6,659)	-		8,393
Gain on debt extinguishment	2,000,000	-	-		2,000,000
Interest income	48,935	-	-		48,935
Interest expense	(1,750,293)	(49,041)	(778,655)	(e)	(2,577,989)
Total other income	313,694	(55,700)	(778,655)		(520,661)

Income (loss) from continuing operations	1,383,930	388,978	(1,036,816)		736,092

Income tax benefit (expense)	(347,750)	(222,876)	-		(570,626)
Net income (loss)	$1,036,180	$166,102	$(1,036,816)		$165,466

Basic earnings per share	$0.01				$0.00
Shares used in computing basic per share amounts	72,210,830				83,480,671

Diluted earnings per share	$0.01				$0.00
Shares used in computing diluted per share amounts	100,168,301				111,438,142

See accompanying notes to unaudited pro forma combined condensed financial statements.

Deep Down, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations
For the Year Ended December 31, 2006

	Historical Deep Down	Historical
	From Inception	Mako, Inc.			Combined
	June 29, 2006 to	Year Ended	Pro Forma		Pro Forma
	December 31, 2006	December 31, 2006	Entries		Results

Revenues	$978,047	$6,414,979	$-		$7,393,026
Cost of sales	565,700	2,413,551	-		2,979,251
Gross profit	412,347	4,001,428	-		4,413,775

Operating expenses:
Selling, general & administrative	3,600,627	1,879,587	-		5,480,214
Depreciation and amortization	27,161	342,980	344,215	(f)	714,356
Total operating expenses	3,627,788	2,222,567	344,215		6,194,570

Operating income (loss)	(3,215,441)	1,778,861	(344,215)		(1,780,795)

Other income (expense):
Other income (expense)	-	21,255	-		21,255
Gain on debt extinguishment	-	-	-		-
Interest income	-	-	-		-
Interest expense	(62,126)	(53,020)	(1,059,573)	(e)	(1,174,719)
Total other income	(62,126)	(31,765)	(1,059,573)		(1,153,464)

Income (loss) from continuing operations	(3,277,567)	1,747,096	(1,403,788)		(2,934,259)

Income tax benefit (expense)	(22,250)	(671,822)	-		(694,072)
Net income (loss)	$(3,299,817)	$1,075,274	$(1,403,788)		$(3,628,331)

Basic earnings per share	$(0.04)				$(0.04)
Shares used in computing basic per share amounts	76,701,569				87,971,410

Diluted earnings per share	$(0.04)				$(0.04)
Shares used in computing diluted per share amounts	76,701,569				87,971,410

See accompanying notes to unaudited pro forma combined condensed financial statements.

Deep Down, Inc.
Notes to unaudited pro forma combined condensed financial statements

The unaudited Pro Forma Combined Condensed Statements include the following pro forma assumptions and entries:

(a)
Purchase accounting related to assets acquired and liabilities assumed as part of the transaction. Reflects the amount payable to Mako shareholders, which is relieved by the Pro Forma entry reference (d).

The Company obtained an independent valuation of the assets and liabilities as of December 1, 2007.  The fair value of the property, plant and equipment will be depreciated over estimated useful lives of 3 to 8 years using the straight-line method.  The Company has estimated the fair value of  Mako’s identifiable intangible assets as follows:

		Average
	Estimated	Remaining
	Fair Value	Useful Life

Customer List	$1,011,000	8
Non-Compete Covenant	447,000	5
Trademarks	3,211,000	25
	$4,669,000

(b)	Amounts reflecting the total purchase price as noted above totaling $13,753,449 including approximately $188,369 of transaction expenses.

(c)
Represents Deep Down’s advance under its Credit Agreement to fund the cash portion of the Mako purchase. In connection with this advance on January 4, 2008, Deep Down capitalized $261,941 in deferred financing costs.  Of this amount, $216,000 was paid in cash to various third-parties related to the financing, and the remainder of $45,946 represents the Black Scholes valuation of 118,812 warrants issued to one of these third-party vendors. Additionally, Deep Down pre-paid $180,000 in points to the lender which was treated as a discount to the note.  A summary of the transaction is as follows:

Cash received	$5,604,000
Deferred financing cost	261,946
Debt discount	180,000
Long term debt	(6,000,000)
Paid in capital (warrant value)	(45,946)

(d)	Represents payment to Mako shareholders the cash and restricted shares of Deep Down common stock as detailed above.
(e)
Represents cash interest plus amortization of deferred financing costs and debt discounts. Interest is payable at 15.5% on the outstanding principal, and the related fees are amortized using the effective interest method over the four-year life of the loan.

(f)	Amortization of the intangible assets at a rate of $28,685 per month based on the lives in the table above.